     As filed with the Securities and Exchange Commission on March 2, 2000

                                                Registration No. 333-

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ---------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ---------------

                                 MEDAREX, INC.
            (Exact name of registrant as specified in its charter)

        NEW JERSEY                   2836                   22-2822175
      (State or other          (Primary standard          (I.R.S. Employer
      jurisdiction of             industrial           Identification Number)
       incorporation            classification
     or Organization)            code number)
                               ---------------

                                 MEDAREX, INC.
                              707 STATE ROAD #206
                              PRINCETON, NJ 08540
                                (609) 430-2880
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                              DONALD L. DRAKEMAN
                                 PRESIDENT AND
                            CHIEF EXECUTIVE OFFICER
                                 MEDAREX, INC.
                              707 STATE ROAD #206
                              PRINCETON, NJ 08540
                                (609) 430-2880
                               ---------------

                                  COPIES TO:
        DWIGHT A. KINSEY, ESQ.                   DAVID R. KING, ESQ.
 SATTERLEE STEPHENS BURKE & BURKE LLP        MORGAN, LEWIS & BOCKIUS LLP
            230 PARK AVENUE                      1701 MARKET STREET
          NEW YORK, NY 10169                 PHILADELPHIA, PA 19103-2921
            (212) 818-9200                         (215) 963-5000
                               ---------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of the Registration Statement.
                               ---------------

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-95565
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------

                                         Proposed
 Title of each class of                  Maximum
    Securities to be     Amount to be Offering Price Proposed Maximum Aggregate    Amount of
       Registered         Registered   Per Unit (1)      Offering Price (1)     Registration Fee
------------------------------------------------------------------------------------------------
Common Stock, $.01 par
 value.................    386,703       $172.00            $66,513,088            $17,559.46

-------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933, as amended.

                             EXPLANATORY NOTE

   This Registration Statement is being filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended to increase the number of shares being registered by 386,704 shares. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 333-95565) filed by Medarex, Inc. on January 28, 2000 as amended by that certain Amendment No. 1 to Registration Statement on Form S-3 filed on February 16, 2000, that certain Amendment No. 2 to Registration Statement on Form S-3 filed on March 1, 2000 and Amendment No. 3 to Registration Statement on Form S-3 filed on March 2, 2000.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Annandale, State of New Jersey, on this 2nd day of March, 2000.

                                          Medarex, Inc.

                                          By: /s/ Irwin Lerner
                                            _____________________
                                             Irwin Lerner
                                             Chairman of the Board

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

           /s/ Irwin Lerner            Chairman of the Board         March 2, 2000
______________________________________
             Irwin Lerner

        /s/ Donald L. Drakeman         President, Chief Executive    March 2, 2000
______________________________________  Officer and Director
          Donald L. Drakeman            (Principal Executive
                                        Officer)

       /s/ Michael A. Appelbaum        Executive Vice President--    March 2, 2000
______________________________________  Finance and
         Michael A. Appelbaum           Administration,
                                        Secretary, Treasurer,
                                        Chief Financial Officer
                                        and Director (Principal
                                        Financial and Accounting
                                        Officer)

        /s/ Michael W. Fanger          Director                      March 2, 2000
______________________________________
          Michael W. Fanger

                                       Director                      March 2, 2000
______________________________________
            Julius A. Vida

       /s/ Charles R. Schaller         Director                      March 2, 2000
______________________________________
         Charles R. Schaller

                                       Director                      March 2, 2000
______________________________________
        W. Leigh Thompson, Jr.

                                       Director                      March 2, 2000
______________________________________
           Robert Iggulden

                                       Director                      March 2, 2000
______________________________________
             Fred Craves

                               INDEX TO EXHIBITS

 5.1  Opinion of Satterbee Stephens Burke & Burke LLP.
23.1  Consent of Independent Auditors